GOLDMAN SACHS ETF TRUST
Goldman Sachs ActiveBeta® Emerging Markets Equity ETF
Goldman Sachs ActiveBeta® Europe Equity ETF
Goldman Sachs ActiveBeta® International Equity ETF
Goldman Sachs ActiveBeta® Japan Equity ETF
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF
Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF
(each a “Fund” and, together, the “Funds”)
Supplement dated April 11, 2024 to the
Prospectus dated December 29, 2023, as supplemented to date
Effective immediately, the Funds’ Prospectus is revised as follows:
The following replaces in its entirety the sixth paragraph under each of the following: (1) the “Goldman Sachs ActiveBeta® Emerging Markets Equity ETF—Summary—Principal Investment Strategies” section; (2) the “Goldman Sachs ActiveBeta® Europe Equity ETF—Summary—Principal Investment Strategies” section; (3) the “Goldman Sachs ActiveBeta® International Equity ETF—Summary—Principal Investment Strategies” section; (4) the “Goldman Sachs ActiveBeta® Japan Equity ETF—Summary—Principal Investment Strategies” section; (5) the “Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF—Summary—Principal Investment Strategies” section; and (6) the “Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF—Summary—Principal Investment Strategies” section:
The Index is normally rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index.
The following replaces in its entirety the second paragraph under the section titled “Investment Management Approach—Principal Investment Strategies—Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF” in the Funds’ Prospectus:
In the first step, the ActiveBeta® Factor Subindexes (specifically, the ActiveBeta® Value Factor Subindex, ActiveBeta® Momentum Factor Subindex, ActiveBeta® Quality Factor Subindex and ActiveBeta® Low Volatility Factor Subindex) are created from the constituents of the applicable Reference Index. To construct each ActiveBeta® Factor Subindex, all constituents in the Reference Index are assigned a “factor score” based on the following specified measurements: (i) for the ActiveBeta® Value Factor Subindex, a composite of three valuation measures, which consist of book value‑to‑price, sales‑to‑price and free cash flow‑to‑price (earnings‑to‑price ratios are used for financial stocks or where free cash flow data are not available); (ii) for the ActiveBeta® Momentum Factor Subindex, beta- and volatility-adjusted daily returns over an 11‑month period ending one month prior to the rebalance date; (iii) for the ActiveBeta® Quality Factor Subindex, gross profit divided by total assets or return on equity (ROE) for financial stocks or when gross profit is not available; and (iv) for the ActiveBeta® Low Volatility Factor Subindex, a composite of the inverse of the standard deviation of past 12‑month daily total stock returns and the inverse of market capitalization.
The following replaces in its entirety the fifth paragraph under the section titled “Investment Management Approach—Principal Investment Strategies—Goldman Sachs ActiveBeta® Emerging Markets Equity ETF, Goldman Sachs ActiveBeta® Europe Equity ETF, Goldman Sachs ActiveBeta® International Equity ETF, Goldman Sachs ActiveBeta® Japan Equity ETF, Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF and Goldman Sachs ActiveBeta® U.S. Small Cap Equity ETF” in the Funds’ Prospectus:
Each Index is rebalanced on a quarterly basis in accordance with the published rebalancing schedule of the Reference Index. The methodology incorporates a process that seeks to discourage turnover that does not result in a meaningful improvement in the Index at a given rebalance.
This Supplement should be retained with your Prospectus for future reference.

ACTBETAPROSTK 04‑24